Exhibit 32.1

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Gatto, Co-Chief Executive Officer, Co-President and Chief Acquisitions Officer of ICON Capital Corp., the Manager of the Registrant, in connection with the Annual Report of ICON Income Fund Ten, LLC (the “LLC”) on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that::

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the LLC.

Date: April 14, 2008

/s/ Mark Gatto
Mark Gatto
Co-Chief Executive Officer, Co-President, and Chief Acquisitions Officer
ICON Capital Corp
Manager of ICON Income Fund Ten, LLC